UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: November 5, 2008


                                    VYTA CORP
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                        33-19598-D            84-0992908
------------------------------     -------------------   ---------------------
  (State or other jurisdiction       (Commission File        (IRS Employer
        of incorporation)                 Number)         Identification Number)


               370 17TH STREET, SUITE 3640, DENVER, COLORADO 80202
                    ---------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 592-1010
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               Registrant's telephone number, including area code


             -------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 31, 2008 ("the Closing Date"), Vyta Corp ("the Company") and BioAgra, LLC ("BioAgra") entered into an Agreement with Justin Holdings, Inc. ("Justin Holdings") and Neal Bartoletta ("Mr. Bartoletta") to transfer the 50% equity interest in BioAgra held by Justin Holdings to the Company.

In August 2005, the Company acquired a 50% equity interest in BioAgra, LLC for $1,500,000 cash. As a result of the transfer, the Company now owns 100% of the equity in BioAgra. Prior to the transfer of Justin Holdings' equity interest in BioAgra, the Company had accounted for its interest using the equity method. As a result of the transfer, BioAgra has become a wholly-owned subsidiary of the Company.

In addition to the transfer of the equity interest to the Company, Mr. Bartoletta, a Manager, President and Chief Executive Officer of BioAgra has resigned as both a Manager and President and Chief Executive Officer of BioAgra. Mr. Paul Metzinger is now the sole Manager and the President and Chief Executive Officer of BioAgra. Mr. Metzinger, serves as the Chief Financial Officer of BioAgra and is an officer and director of the Company.

Mr. Bartoletta will receive a monthly payment of $6,000, with payments commencing on the first of the month immediately following the closing and continuing for a period of sixty (60) months from the closing. Mr. Bartoletta has agreed to serve as a consultant to BioAgra for a period of five (5) years from the Closing Date, Bartoletta shall be available to BioAgra on an as needed basis, for up to a maximum of ten (10) hours per week, to provide advice to, and consult with, BioAgra concerning its business and relationship with its employees, contractors, vendors and customers.

Justin Holdings is to receive ten percent (10%) of all Profits generated by BioAgra, until a maximum aggregate payment to Justin Holdings of $500,000 has been paid. The payments are to be made on an annual basis.

BioAgra is engaged in the production, marketing and sale of Agrastim(R), a natural, non-toxic purified beta-1,3/1,6-D glucan feed additive used to replace growth promotion antibiotics that are currently in use in the animal feed industry.

On November 5, 2008, the Company issued a press release announcing the signing of the Agreement. The text of the press release is attached herewith as Exhibit 99.1.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (A)  FINANCIAL STATEMENTS. To be filed by amendment.

     (C) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                            DESCRIPTION
--------------------    ---------------------------------------------------
            10.1        Agreement by and between Vyta Corp, BioAgra, LLC,
                        Justin Holdings, Inc. and Neal Bartoletta, dated
                        October 31, 2008*
            99.1        Press Release, dated November 5, 2008*
--------------------
*Filed herewith

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    VYTA CORP



                                    By:  /s/ Paul H. Metzinger
                                       -----------------------------------------
                                         Paul H. Metzinger, President and Chief
                                         Executive Officer


                                    Date: November 5, 2008






















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